SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15 (d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported):July 19, 2000


                      OCG TECHNOLOGY, INC.
     -----------------------------------------------------
     (Exact name of Registrant as specified in its Charter)

                       (Commission File Number)     0-5186
                                               ------------

          DELAWARE                                  13-2643655
------------------------------      -------------------------------------
(State or other jurisdiction of    (I.R.S. Employer Identification Number)
 incorporation or organization)


     56 Harrison Street, Suite 501,  New Rochelle, NY 10801
     ------------------------------------------------------
            (Address of principal executive offices)


Registrant's telephone number, including area code: 914-576-8457


        450 West 31st Street, New York, New York 10001
      ---------------------------------------------------
      Former name, former address and former fiscal year,
                 if changed since last report.

Item 4.  Changes in Registrant's Certifying Accountant.

        (a)  Previous independent accountants.

          (i) On July 19, 2000, OCG Technology, Inc. received a letter from Dalessio, Millner & Leben, LLP, its independent accountants, advising that they would not be available to audit the books and records of the Registrant for the fiscal year end June 30, 2000.

          (ii) The reports of Dalessio, Millner & Leben, LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except the accountant's report, dated October 12, 1999, did include a paragraph regarding the uncertainty of the Company to continue as a going concern.

          (iii) In connection with its audits for the two most recent fiscal years and through July 19, 2000, there have been no disagreements with Dalessio, Millner & Leben, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Dalessio, Millner & Leben, LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

          (iv) During the two most recent fiscal years and through July 19, 2000, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

          (v) The Registrant has requested that Dalessio, Millner & Leben, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 20, 2000, is filed as Exhibit 16 to this Form 8-K.

         (b)  New independent accountants.

    The Registrant has not engaged its new independent accountants as of this date.

Item 7. Financial Statements and Exhibits.

    (a)   Letter from Dalessio, Millner & Leben, LLP dated July 20, 2000.

                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              OCG TECHNOLOGY, INC.



                         By: /s/ Edward C. Levine
                            ----------------------
                            Edward C. Levine,
                            President

Dated: July 25, 2000


<PAGE
                             EXHIBIT INDEX


EXHIBIT No.    Description                                      Page No.

  16 Letter from Dalessio, Millner & Leben, LLP, dated July 20, 2000.